Prudential Investment Portfolios, Inc. 14

Prudential Floating Rate Income Fund

Supplement dated April 5, 2018 to the Fund’s
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Joe Lemanowicz, who currently serves as a portfolio manager for the Fund, has announced his intention to retire during the third quarter of 2018. Separately, Parag Pandya, CFA has been appointed as a portfolio manager for the Fund.

To further reflect these changes, the Prospectus and Summary Prospectus are hereby revised as follows:

In the Fund Summary, the chart appearing in “Management of the Fund” is deleted and replaced with the following new chart:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Robert Cignarella, CFA	Managing Director and Head of PGIM Fixed Income's Leveraged Finance Team	March 2014
		Joe Lemanowicz*	Managing Director and Head of PGIM Fixed Income's US Bank Loan Sector Team	March 2011
		Brian Juliano	Managing Director	March 2011
		Parag Pandya, CFA	Principal and Portfolio Manager	April 2018

* Mr. Lemanowicz has announced his intention to retire during the third quarter of 2018.

In the Prospectus, in the section entitled “How the Fund is Managed—Portfolio Managers”, Mr. Lemanowicz’s professional biography is amended by including the notation that Mr. Lemanowicz has announced his intention to retire during the third quarter of 2018.

In the Prospectus, in the section entitled “How the Fund is Managed—Portfolio Managers,” the following professional biography for Mr. Pandya is added:

Parag Pandya, CFA, is a Principal and portfolio manager for PGIM Fixed Income's Leveraged Finance Team.  Prior to joining the Bank Loan team in October 2015, he was a high-yield credit analyst for 17 years covering home builders/building materials, gaming, and lodging industries for the high-yield and bank loan portfolios.  Previously, Mr. Pandya was an internal auditor at Prudential Securities. He joined the Firm in 1992 in the Financial Accounting Department. Mr. Pandya received a BS in Accounting from Montclair State University and holds the Chartered Financial Analyst (CFA) designation.

LR1031